RESTATED AREA OF MUTUAL INTEREST AGREEMENT

      This RESTATED AREA OF MUTUAL INTEREST AGREEMENT ("AMI Agreement") is executed this 6th day of October, 2006, and is between BARCO ENERGY GROUP, LTD., a Texas limited partnership (formerly BARCO Energy Group, L.L.C., a Texas limited liability company), DARK HORSE OIL & GAS, L.L.C., a Texas limited liability company, VEGA GAS, LTD., a Texas limited partnership, RIGEL MANAGEMENT, LLC, a Texas limited liability company, CLEAR STAR GAS, LTD., a Texas limited partnership, CSG MANAGEMENT, LLC, a Texas limited liability company, ROBERT P. LINDSAY, individually, S. RAND STINNETT, individually, and PAUL SELLERS, individually, all of which have as their address P.O. Box 2184, Denton, Texas 76202-2184, and VOYAGER PARTNERS, LTD., a Texas limited partnership ("Voyager"), and TREK MANAGEMENT, LLC, a Texas limited liability company, both of which have as their address The Mondrian, 3000 Blackburn St., Suite 2104, Dallas, Texas 75204 (each an "Assignor Party", and, collectively, the "Assignor Parties"), and DUNE ENERGY, INC., a Delaware corporation having as its address 3050 Post Oak Boulevard, Suite 695, Houston, Texas 77056 ("Assignee").

                                    RECITALS

      WHEREAS, pursuant to the Amended and Restated Asset Purchase and Sale Agreement dated as of November 4, 2005, among Voyager, as Seller, and Assignee herein, as Buyer (the "First Restated Purchase Agreement"), the Assignor Parties and Assignee entered into that certain Area of Mutual Interest Agreement dated December 16, 2005 (the "Prior AMI Agreement"), which Prior AMI Agreement is evidenced that that certain Memorandum of Area of Mutual Interest Agreement dated December 16, 2005 and recorded at Volume __, Page __. Official Public Records, Denton County, Texas, and Volume __, Page __. Official Public Records, Wise County, Texas; and

      WHEREAS, pursuant to the Second Amended and Restated Asset Purchase and Sale Agreement dated of even date herewith, among Voyager, as Seller, and Assignee herein, as Buyer (the "Second Restated Purchase Agreement"), Voyager agreed to sell and convey to Assignee, and Assignee agreed to purchase and pay for, certain oil and gas properties and other property and assets located in Denton County, Texas; and

      WHEREAS, pursuant to Section 7.3(b) of the Second Restated Purchase Agreement, Voyager and Assignee agreed to terminate the Prior AMI Agreement and to execute and deliver, or to cause to be executed and delivered, this AMI Agreement in connection with the closing of the transactions contemplated in the Second Restated Purchase Agreement.

      NOW, THEREFORE, for and in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor Parties and Assignee agree as follows:


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT

                                    ARTICLE I
                                      TERM

      This AMI Agreement shall be for a term commencing on the date of execution of this AMI Agreement and ending June 30, 2007.

                                   ARTICLE II
                             AREA OF MUTUAL INTEREST

      2.1 Designation of AMI. The Assignor Parties and Assignee hereby designate the land described on Exhibit A as the area of mutual interest (the "AMI") for purposes of this AMI Agreement.

      2.2 Acquisition of Interests.

            (a) If, at any time during the term of this AMI Agreement, any Assignor Party (the "Acquiring Party") acquires an oil and gas lease, or interest therein, or the right to earn an oil and gas lease or interest therein, covering, in each case, any of the lands located within the AMI (exclusive of the "Closed Assets" and the "Remaining Assets" described in the Second Restated Purchase Agreement and oil and gas leases covering unleased mineral interests in the lands included in the Remaining Assets or otherwise obtained to cure Defects under the terms of the Second Restated Purchase Agreement) (an "Acquired Interest"), the Acquiring Party shall promptly notify Assignee in writing of any such acquisition, the quantum of interest acquired, and the terms and costs of such acquisition. Notwithstanding the preceding sentence, if the Acquiring Party is assembling multiple oil and gas leases or interests therein in a "package" covering a common tract or tracts of land or acreage in a particular geographic area, or is acquiring oil and gas leases or interests from a third Person, the Acquiring Party may treat the entire "package" or group of oil and gas leases or interests being acquired as the "Acquired Interest" for purposes hereof and need not provide notice of such acquisition(s) to Buyer until the Acquiring Party has completed its acquisition of the relevant "package" or group of oil and gas leases or interests. If the drilling of one or more Hydrocarbon wells is a condition of earning such an Acquired Interest, the Acquiring Party's notice shall be accompanied by a copy of the authority for expenditure or other cost estimate for each such well, together with the terms of the relevant farmout, farmin, or similar agreement, if applicable. In all events, the Acquiring Party's notice shall be accompanied by copies of the relevant oil and gas lease(s), any assignments thereof or of interests therein, any applicable contracts and agreements, all title opinions, lease purchase reports, curative, and other title materials relating thereto in the Acquiring Party's possession, and all operational and environmental due diligence information and materials obtained by the Acquiring Party with respect to such Acquired Interest.

            (b) Assignee shall have the right and option, to be exercised by written notice to the Acquiring Party within twenty (20) days after its receipt of such notice (or seventy-two (72) hours if there is a drilling rig on location for the proposed well), within which to elect whether to acquire the relevant Acquired Interest as provided hereinafter. The failure of Assignee to provide the Acquiring Party with such written notice within the applicable time period shall constitute an election by Assignee not to acquire such an interest.


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT

Assignee shall be obligated to exercise its option under this Section 2.2(b) with respect to all Qualified Acquired Interests tendered pursuant to Section 2.2(a); provided, however, that under no circumstances shall Assignee have any obligation to exercise its option under this Section 2.2(b) with respect to any Acquired Interest tendered pursuant to Section 2.2(a) that does not constitute a Qualified Acquired Interest; and provided, further, that if the AMI Price payable hereunder for any Acquired Interest or "package" of Acquired Interests (regardless of whether such Acquired Interests constitute Qualified Acquired Interests) exceeds $1,000,000.00, any obligation of Assignee to exercise its option under this Section 2.2(b) shall be subject to the condition that Buyer shall have obtained financing on terms reasonably acceptable to Buyer in an amount sufficient to permit Buyer to consummate the acquisition of the relevant Acquired Interests. If Assignee elects to acquire an Acquired Interest, the Acquiring Party, if a Person other than Voyager, shall first convey the Acquired Interest to Voyager, and, upon Voyager's receipt of the consideration payable by Assignee under Section 2.2(d) with respect thereto (which shall be due and payable by Assignee within ten (10) days after Assignee's election to exercise its option under this Section 2.2(b) with respect to such Acquired Interest), Voyager shall convey to Assignee, pursuant to an Assignment, Bill of Sale, and Conveyance substantially in the form of Exhibit B attached hereto (including, without limitation, all of the Acquiring Party's rights, titles, interests, and obligations under any farmout or similar agreement, subject to the carried interest to be reserved by Voyager pursuant to Exhibit B).

            (c) For purposes of this Agreement, the term "Qualified Acquired Interest" shall mean an Acquired Interest: (i) that covers at least forty (40) acres with respect to the subsurface interval from the surface of the earth to a depth of at least one hundred feet (100') below the base of the Barnett Shale formation and as to which the Acquired Interest or the Remaining Assets described in the Second Restated Purchase Agreement provide Buyer with adequate surface rights or well pad sites to develop fully such Acquired Interests; (ii) that does not require the drilling of a well within one hundred eighty (180) days after its date of execution as a condition to earning an interest in, or maintaining in force and effect, any oil and gas lease, farmout, farmin, or similar contract included in such Acquired Interest; provided, however, that the criterion set forth in this clause (ii) shall not apply if, when such Acquired Interest is tendered to Assignee pursuant to Section 2.2(a), Assignee has under contract a drilling rig of sufficient capacity and capability to drill the relevant well in a timely manner under the terms of the applicable oil and gas lease, farmout, farmin, or similar contract; (iii) the AMI Price (defined below) to be paid by Assignee does not exceed One Thousand Five Hundred Dollars ($1,500.00) per mineral acre for the subject Acquired Interest, or if multiple Acquired Interests are covered by a single notice to Assignee under Section 2.2(a), $1,500.00 per mineral acre, on an aggregate basis, for the mineral acres within the "package" of Acquired Interests covered by such notice; and (iv) as to which the Assignor Parties can demonstrate, by means of a title opinion, lease acquisition report, or other evidence reasonably satisfactory to Buyer, that (A) the relevant Acquired Interest includes oil and gas leases executed by parties owning the full mineral estate in the lands covered thereby; (B) such oil and gas leases and lands are not subject to any objections or Claims to title other than matters that, in the oil gas industry, are routinely the subject of title curative activities prior to the drilling of a well; (C) the relevant Assignor Party either has record title to, or is a party to a written contract with a third Person under the terms of which the Assignor Party has the right to acquire, such Acquired Interest; (D) the representations and warranties


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT
contained in Sections 3.1(d), 3.1(e), 3.1(g), 3.1(i), 3.1(k) (if applicable), 3.1(l) (to the extent applicable), 3.1(m), and 3.1(n) (if applicable) of the Second Restated Purchase Agreement are true and correct with respect to such Acquired Interest; (E) such Acquired Interest shall yield a Net Revenue Interest of not less than seventy-five percent (75%), net to the interest therein to be acquired by the Acquiring Party; and (F) such Acquired Interest is free of Liens, except for Permitted Encumbrances.

            (d) The term "AMI Price" shall mean the Acquiring Party's direct costs in acquiring the subject Acquired Interest, including the costs of lease brokerage, title verification, and recording, all multiplied by 1.15.

            (e) If an Acquired Interest covers lands outside the relevant AMI, Assignee's rights and obligations under this AMI Agreement shall cover and relate only to the extent of lands located within such AMI. In that event, the AMI Price payable by Assignee hereunder with respect to the relevant Acquired Interest shall be prorated on a surface acreage basis with respect to the lands within the relevant AMI. Upon its acquisition of an Acquired Interest hereunder, Assignee shall assume and agree to perform, and shall indemnify and hold the Assignor Parties free and harmless from and against, all obligations and liabilities undertaken or assumed by the Acquiring Party in connection with its acquisition of such Acquired Interest. Any Acquired Interest assigned to Assignee pursuant to this AMI Agreement shall be free and clear of any and all royalties, overriding royalties, production payments, net profits interests, or other burdens upon, measured by, or payable out of production from such Acquired Interest except those leasehold burdens to be borne Acquiring Party pursuant to its acquisition thereof.

            (f) The interest of Assignee in any Acquired Interest shall be subject to the terms of any joint operating agreement then in effect with respect to such Acquired Interest.

      2.3 Exclusivity. Each Assignor and Assignee stipulates that it is not, and shall not become, a party to any other area of common interest or similar agreement that is in conflict with this AMI Agreement; provided, however, that the foregoing covenant shall not be applicable when any Assignor acquires all or a part of an Acquired Interest from another Assignor.

      2.4 Non-Competition. During the term of this AMI Agreement, Assignee agrees that it will not acquire, directly or indirectly, or directly or indirectly solicit or encourage the submission of offers from or negotiate with any other Person regarding the acquisition of, or otherwise compete with the Assignor Parties regarding the acquisition of, oil and gas leases or interests therein covering lands located within the AMI.

      2.5 Termination of Prior AMI Agreement. The Prior AMI Agreement and the area of mutual interest created thereby are hereby terminated and released, and any properties or interests that constitute an Acquired Interest now held or subsequently acquired by any Assignor Party shall be subject to the terms of this AMI Agreement.


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT

                                   ARTICLE III
                                  MISCELLANEOUS

      3.1 Additional Definitions. The following terms and expressions shall have the meanings set forth in the indicated provisions of the Second Restated Purchase Agreement: "Affiliate", Schedule I; " "Claims", Schedule I; "Defects",
Schedule I; "Laws", Schedule I; "Leases", Section 2.1(a); "Net Revenue Interest", Schedule I; and "Person", Schedule I. In addition to the terms defined elsewhere in this AMI Agreement and the Second Restated Purchase Agreement, for purposes hereof, the following terms shall have the indicated meanings:

      "Affiliate Party" means any present or future Affiliate of any Assignor Party.

      "Hydrocarbons" means crude oil, natural gas, condensate, distillate, natural gasoline, natural gas liquids, plant products, refined petroleum products, other liquid or gaseous hydrocarbons (including, without limitation, coalbed methane), sulphur, other gases (including, without limitation, hydrogen and carbon dioxide), and every other mineral or substance, or any of them, the right to explore for which, or an interest in which, is granted pursuant to the oil and gas leases and other interests included in the Acquired Interests.

      3.2 Second Restated Purchase Agreement. This AMI Agreement is executed pursuant to, and is expressly made subject to, the terms of the Second Restated Purchase Agreement. The delivery of this AMI Agreement shall not affect, enlarge, diminish, or otherwise impair any of the representations, warranties, covenants, indemnities, terms, or provisions of the Second Restated Purchase Agreement. The representations, warranties, covenants, indemnities, terms, and provisions contained in the Second Restated Purchase Agreement shall not be merged with or into this AMI Agreement but shall survive the execution and delivery of this AMI Agreement to the extent, and in the manner, set forth in the Second Restated Purchase Agreement.

      3.3 Successors and Assigns. The provisions of this AMI Agreement shall be covenants running with the land. This AMI Agreement shall bind the Assignor Parties, the Affiliate Parties, and Assignee. This AMI Agreement shall inure to the benefit of the Assignor Parties, the Affiliate Parties, and Assignee and their respective successors and assigns. Each Assignor Party covenants that it will cause all of its Affiliate Parties not parties hereto to comply with the terms of this AMI Agreement.

      3.4 Notices. All notices and communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by bonded overnight courier, or by telex or facsimile transmission (provided any such telegram, telex, or facsimile transmission is confirmed either orally or by written confirmation), addressed to the appropriate party hereto at the address for such party shown below or at such other address as such party shall have theretofore designated by written notice delivered to the party hereto giving such notice:


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT

      If to Assignee:                             If to the Assignor Parties:
      ---------------                             ---------------------------
      Dune Energy, Inc.                           Voyager Partners, Ltd.
      3050 Post Oak Boulevard                     The Mondrian
      Suite 695                                   3000 Blackburn St., Suite 2104
      Houston, Texas 77056                        Dallas, Texas 75204
      Attention: Dr. Amiel David                  Attention: Michael Ronca
      Telephone No.: (713) 888-0895               Telephone No.: (214) 559-2990
      Facsimile No.: (713) 888-0899               Facsimile No.: (214) 559-2990

      Any notice given in accordance herewith shall be deemed to have been given on the business day when delivered to the addressee in person or by telex, facsimile, or bonded overnight courier; provided, however, that if any such notice is received after normal business hours, the notice will be deemed to have been given on the next succeeding business day. Any party hereto may change the address, telephone number, and facsimile number to which such communications to such party are to be addressed by giving written notice to the other party in the manner provided in this Section 3.4.

      3.5 GOVERNING LAW; CONSENT TO JURISDICTION. THIS AMI AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES HERETO CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS AMI AGREEMENT. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AMI AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS.

      3.6 Exhibits. All exhibits attached hereto are hereby made a part hereof and incorporated herein by this reference. References in such exhibits to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such exhibits are to the appropriate records of the counties referred to therein.

      3.7 Captions. The captions and article and section numbers in this AMI Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this AMI Agreement. References in this AMI Agreement to articles, sections, and exhibits are to articles, sections, and exhibits of this AMI Agreement unless otherwise specified.

      3.8 Recording Memorandum. To place third Persons on notice of the existence of the AMI and the rights of the parties hereto with respect thereto, the Assignor Parties and Assignee shall execute and file for record in the counties where the AMI is located a memorandum of this AMI Agreement in form and substance reasonably acceptable to the Assignor Parties and Assignee.


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT
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

      3.9 Counterparts. This AMI Agreement may be executed in one or more originals, but all of which together shall constitute one and the same instrument.

      EXECUTED on the date set forth above, to be effective as provided herein as of the Effective Time.

                                                    ASSIGNOR PARTIES

                                                    BARCO ENERGY GROUP, LTD.

                                                    By: BARCO GP, L.L.C.,
                                                        its General Partner


                                                        By:
                                                            --------------------
                                                            S. Rand Stinnett
                                                            Manager

                                                    DARK HORSE OIL & GAS, L.L.C.


                                                    By:
                                                        ------------------------
                                                        S. Rand Stinnett
                                                        President

                                                    VEGA GAS, LTD.

                                                    By: Rigel Management, LLC
                                                        its General Partner


                                                    By:
                                                        ------------------------
                                                        S. Rand Stinnett
                                                        Manager

                                                    RIGEL MANAGEMENT, LLC


                                                    By:
                                                        ------------------------
                                                        S. Rand Stinnett
                                                        Manager


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT

                                                    CLEAR STAR GAS, LTD.

                                                    By: CSG Management, LLC,
                                                        its General Partner


                                                        By:
                                                            --------------------
                                                            Michael Ronca
                                                            Manager

                                                    CSG MANAGEMENT, LLC


                                                    By:
                                                        ------------------------
                                                        Michael Ronca
                                                        Manager


                                  EXHIBIT B TO
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                                     PAGE 8

                                                    VOYAGER PARTNERS, LTD.

                                                    By: Trek Management, LLC,
                                                        its General Partner

                                                        By:
                                                            --------------------
                                                            Michael Ronca
                                                            Manager

                                                    TREK MANAGEMENT, LLC


                                                    By:
                                                        ------------------------
                                                        Michael Ronca
                                                        Manager


                                                    ----------------------------
                                                    Robert P. Lindsay


                                                    ----------------------------
                                                    S. Rand Stinnett


                                                    ----------------------------
                                                    Paul Sellers

                                                    ASSIGNEE

                                                    DUNE ENERGY, INC.


                                                    By:
                                                        ------------------------
                                                        Dr. Amiel David
                                                        President


                                  EXHIBIT B TO
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                                     PAGE 9

THE STATE OF TEXAS                        ss.
                                          ss.
COUNTY OF HARRIS                          ss.

      This instrument was acknowledged before me on October __, 2006, by Dr. Amiel David, President of Dune Energy, Inc., a Delaware corporation, on behalf of such corporation.

                                          --------------------------------------
                                          Notary Public - State of Texas

THE STATE OF TEXAS                        ss.
                                          ss.
COUNTY OF HARRIS                          ss.

      This instrument was acknowledged before me on October __, 2006, by Michael Ronca, Manager of CSG Management, LLC, a Texas limited liability company, in its capacity as General Partner of Clear Star Gas, Ltd., a Texas limited partnership, on behalf of such limited partnership.

      This instrument was acknowledged before me on October __, 2006, by Michael Ronca, Manager of CSG Management, LLC, a Texas limited liability company, on behalf of such limited liability company.

      This instrument was acknowledged before me on October __, 2006, by Michael Ronca, Manager of Trek Management, LLC, a Texas limited liability company, in its capacity as General Partner of Voyager Partners, Ltd., a Texas limited partnership, on behalf of such limited partnership.

      This instrument was acknowledged before me on October __, 2006, by Michael Ronca, Manager of Trek Management, LLC, a Texas limited liability company, on behalf of such limited liability company.

                                          --------------------------------------
                                          Notary Public - State of Texas


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT

THE STATE OF TEXAS
                                          ss.
COUNTY OF __________                      ss.

      This instrument was acknowledged before me on October __, 2006, by S. Rand Stinnett, Manager of BARCO GP, L.L.C., a Texas limited liability company, in its capacity as General Partner of BARCO Energy Group, Ltd., a Texas limited partnership, on behalf of such limited partnership.

      This instrument was acknowledged before me on October __, 2006, by S. Rand Stinnett, President of Dark Horse Oil & Gas, L.L.C., a Texas limited liability company, on behalf of such limited liability company.

      This instrument was acknowledged before me on October __, 2006, by S. Rand Stinnett, Manager of Rigel Management, LLC, a Texas limited liability company, in its capacity as General Partner of Vega Gas, Ltd., a Texas limited partnership, on behalf of such limited partnership.

      This instrument was acknowledged before me on October __, 2006, by S. Rand Stinnett, Manager of Rigel Management, LLC, a Texas limited liability company, on behalf of such limited liability company.

      This instrument was acknowledged before me on October __, 2006, by Robert
P. Lindsay.

      This instrument was acknowledged before me on October __, 2006, by S. Rand Stinnett.

                                          --------------------------------------
                                          Notary Public - State of Texas


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT

THE STATE OF TEXAS                        ss.
                                          ss.
COUNTY OF HARRIS                          ss.

      This instrument was acknowledged before me on October __, 2006, by Paul Sellers.

                                          --------------------------------------
                                          Notary Public - State of Texas


                                  EXHIBIT B TO
                        AREA OF MUTUAL INTEREST AGREEMENT
                                     PAGE 12